________________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 14, 2007


                             UNIONBANCAL CORPORATION
             ______________________________________________________
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                     001-15081                   94-1234979
________________________      ________________________       ___________________
(State of Incorporation)      (Commission File Number)         (IRS Employer
                                                             Identification No.)

                              400 California Street
                          San Francisco, CA 94104-1302
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                               Tel. (415) 765-2969
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________


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ITEM 8.01  OTHER EVENTS.

As previously disclosed, Union Bank of California, N.A. (the "Bank"), the Registrant's wholly-owned subsidiary, has been in discussions with the Office of the Comptroller of the Currency ("OCC") and the Financial Crimes Enforcement Network ("FinCEN") regarding the imposition of a cease and desist and civil money penalty order by the OCC and a civil money penalty order by FinCEN relating to the Bank's Bank Secrecy Act and anti-money laundering controls and processes. Additionally, the Bank has been cooperating in an investigation by the U.S. Department of Justice ("DOJ") pertaining to certain past activities involving the Bank's now-discontinued international banking business. The Bank sold its international banking business in October 2005.

The Registrant announced today in a press release filed herewith as Exhibit 99.1 that the Bank has entered into a settlement with the OCC, FinCEN and the DOJ. The settlement involved the following actions:

     1. On September 14, 2007, the Bank entered into a Stipulation and Consent to the Issuance of a Consent Order with the OCC and a Consent Order to a Civil Money Penalty and to Cease and Desist (the "Order"), copies of which are filed herewith as Exhibits 99.2 and 99.3, respectively. The Order supersedes the Memorandum of Understanding made by the Bank with the OCC on March 23, 2005. The Order imposes a civil money penalty of $10 million and requires the Bank to take actions to improve Bank Secrecy Act compliance. As previously disclosed in the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 2007 under "Regulatory Matters," the amount of this penalty was charged in the second quarter of 2007.

     2. On the same day, FinCEN executed an Assessment of Civil Money Penalty (the "Assessment") in the amount of $10 million, a copy of which is filed herewith as Exhibit 99.4. The Assessment provides that the $10 million penalty is deemed to be satisfied by the Bank's payment of the civil money penalty of $10 million to the OCC.

     3. On September 17, 2007, the Bank entered into a Deferred Prosecution Agreement ("DPA") with the DOJ, a copy of which is filed herewith as
          Exhibit 99.5. Under the DPA, the DOJ has agreed to defer prosecution for past violations relating to Bank Secrecy Act and anti-money laundering matters in the Bank's now discontinued international banking business and to dismiss prosecution completely if the Bank meets the conditions of the Order for one year. In the DPA, the Bank also agreed to a make a payment of $21.6 million to the DOJ.

The DOJ payment will be recorded in the quarter ending September 30, 2007, and will be treated as a cost of discontinued operations. Management does not expect its compliance with the Order, the Assessment or the DPA will have a material impact on the Registrant's financial condition or liquidity, nor on the Registrant's results of operations for periods subsequent to the current quarter. Management is committed to making all improvements necessary to strengthen the Bank's Bank Secrecy Act compliance program.

The foregoing descriptions of the Order, the Assessment and the DPA are qualified in their entirety by reference to the complete text of the Order, the Assessment and the DPA which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

The following appears in accordance with the Private Securities Litigation Reform Act. This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Such statements include, without limitation, management's expectations regarding the effect on the Bank of the Order, the Assessment and the DPA. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each statement. Factors that could cause actual results to differ are discussed under the heading "Risk Factors" and in other sections of the Registrant's Annual Report on Form 10-K for the year ended December 31, 2006, and in the Registrant's other current and periodic reports filed from time to time with the Commission. All forward-looking statements included in this Report are based on information available at the time of the Report, and the Registrant assumes no obligation to update any forward-looking statement.


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


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) EXHIBITS.

EXHIBIT NUMBER    DESCRIPTION
______________    ___________

     99.1         Press Release dated September 17, 2007
     99.2         Stipulation and Consent to the Issuance of a Consent Order
     99.3         Consent Order to a Civil Money Penalty and to Cease and Desist
     99.4         Assessment of Civil Money Penalty
     99.5         Deferred Prosecution Agreement



























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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   September 17, 2007



                             UNIONBANCAL CORPORATION



                             By: /s/ JOHN H. MCGUCKIN, JR.
                                     __________________________________
                                     John H. McGuckin, Jr.
                                     EVP, General Counsel and Secretary
                                     (DULY AUTHORIZED OFFICER)


















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


                                 EXHIBIT INDEX


EXHIBIT NUMBER    DESCRIPTION
______________    ___________

     99.1         Press Release dated September 17, 2007
     99.2         Stipulation and Consent to the Issuance of a Consent Order
     99.3         Consent Order to a Civil Money Penalty and to Cease and Desist
     99.4         Assessment of Civil Money Penalty
     99.5         Deferred Prosecution Agreement



























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